Exhibit 99.1

CONSTELLATION BRANDS, INC.

LONG-TERM STOCK INCENTIVE PLAN

Amended and Restated as of December 6, 2007

This Long-Term Stock Incentive Plan (amended and restated as of December 6, 2007) is adopted pursuant to Section 19 of the Plan by the Board of Directors of Constellation Brands, Inc., acting in its capacity as the Committee under the Plan, and by the stockholders of the Company.  The Plan amends and restates in its entirety the Constellation Brands, Inc. Long-Term Stock Incentive Plan that was approved by the Human Resources Committee of the Board of Directors of the Company at a meeting held on April 27, 2007 and became effective on July 26, 2007, and applies to Awards made on or after December 6, 2007.  Grants of Awards made under this Plan prior to December 6, 2007 shall be governed by the terms of the Plan in effect as of the date of the Award except to the extent that such Awards are expressly amended to provide that they are governed by the terms of the Plan as amended and restated as of December 6, 2007.  Certain capitalized terms used in the Plan are defined in Annex A.

1.          PURPOSE

    The Plan is designed to provide the Company with increased flexibility to attract and retain valued employees and directors and to provide them with incentives to maintain and enhance the Company’s long-term performance record by aligning the interests of the Participants and the stockholders of the Company.

2.          ADMINISTRATION

       The Plan shall be administered by the Committee.  The Committee shall possess the authority, in its discretion, (a) to determine the employees and directors of the Company to whom Awards shall be granted and the time or times at which Awards shall be granted; (b) to determine at the time of grant the number of shares to be subject to each Award; (c) to prescribe the form of the instrument representing such Award; (d) to establish any appropriate terms and conditions applicable to the Awards including any limitations on grants, vesting or exercisability, and to make any amendments to such instruments or the Awards which may, without limitation, include any acceleration of vesting or exercisability, waiver of any condition or requirement or taking of other action consistent with the purposes of the Plan; (e) to interpret and construe the Plan; (f) to make and amend rules and regulations relating to the Plan; and (g) to make all other determinations necessary or advisable for the administration of the Plan.  The Committee’s determinations shall be conclusive and binding on all Participants and all persons claiming under or through any Participant.  No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Award granted under the Plan.

    No outstanding Award may be exercised by any person if the Participant to whom the Award is granted (x) is, or at any time after the date of grant has been, in competition with the Company or its affiliates or (y) has been terminated by the Company for Cause.  The Committee shall determine, in its discretion, whether a Participant’s actions constitute competition with the Company or its affiliates.

3.          ELIGIBLE EMPLOYEES AND NON-EMPLOYEE DIRECTORS

All employees of the Company are eligible to receive Awards under the Plan.  Awards may be made to non-employee directors of the Company.  No Awards under the Plan shall be made to Covered Employees which are intended to qualify under Section 162(m) of the Code until the Plan is approved by stockholders of the Company.

4.          SHARES AVAILABLE; TYPES OF AWARDS

Awards may be granted under the Plan with respect to Class A Stock or Class 1 Stock.  The aggregate number of shares of Class A Stock and Class 1 Stock available for Awards under the Plan is ninety-four million shares.  Subject to such aggregate limit, Awards may be granted in any combination of Shares of Class A Stock or Class 1 Stock.  The maximum number of Shares which may be subject to Awards granted to any Participant in any fiscal year shall not exceed 1% of the diluted shares of Class A Stock outstanding on February 28, 2007.  Shares subject to Awards may be authorized and unissued Shares or may be treasury Shares.

If an Award expires, terminates or is cancelled without being exercised or becoming vested, new Awards may thereafter be granted under the Plan covering such shares unless the applicable Rules under Section 16(b) of the Exchange Act or Section 162(m) of the Code require otherwise.

The Committee may make Awards from time to time in any one or more of the following types singly or in tandem:  Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock or Other Stock-Based Awards.

5.         STOCK OPTIONS

Each Stock Option Award shall specify the following terms and conditions, as well as any other terms, conditions, limitations and restrictions specified by the Committee:

(a)          Class of Common Stock.  Whether the Stock Option relates to Shares of Class A Stock or Class 1 Stock shall be specified.

(b)    Exercise Price.  The exercise price per Share under each Stock Option shall be specified by the Committee, provided that the exercise price per Share under each Stock Option granted to a Participant shall not be less than the Fair Market Value of a Share to which the Stock Option relates on the date the Award is granted.

(c)    Duration of Option.  The duration of each Stock Option shall be specified.  Stock Options must be exercised on or before 5:00 p.m. Eastern Time on their expiration date.

(d)    Exercise Terms.  Unless otherwise specified by the Committee, each Stock Option granted under the Plan shall become exercisable in five equal annual installments commencing on the first anniversary of the date of grant.  Stock Options may be partially exercised from time to time during the period extending from the time they first become exercisable in accordance with the terms of the Award until the expiration of the exercise period specified in the Award.  Exercise of related Stock Appreciation Rights will cause the immediate automatic expiration of related Stock Options on the terms and conditions specified by the Committee. The Committee may impose such additional or other limitations or conditions on the vesting or exercise of any Stock Option as it deems appropriate.

(e)    Payment of Exercise Price.  A Stock Option shall be exercised upon such notice as is required by the Committee accompanied by payment in full of the exercise price for the Shares being acquired in such form as the Committee may provide in accordance with Section 9 of the Plan, together with all applicable withholding taxes as provided in Section 10 of the Plan.

(f)    Amended Stock Option.  The Committee, in its sole discretion, may authorize the amendment of an outstanding Stock Option that relates to Class A Stock so that such Stock Option, instead, relates to Class 1 Stock.  An amendment to an outstanding Stock Option so that it relates to Class 1 Stock instead of Class A Stock shall not constitute a new grant for purposes of Section 5(b), and such Stock Option shall continue to be treated for all purposes as having been granted on the original grant date of such Stock Option.  The Committee shall have discretion to determine the terms and conditions of such amended Stock Option; provided that such terms and conditions shall, to the extent permissible within the terms and conditions of the Plan, be equivalent to the terms and conditions of the Stock Option prior to the amendment.  The exercise price of the amended Stock Option may not be less than the exercise price of the Stock Option prior to the amendment, and the number of Shares that may be purchased under the amended Stock Option may not exceed the number of Shares that could have been purchased under the Stock Option prior to the amendment, in each case subject to the adjustments in Section 15.

6.   STOCK APPRECIATION RIGHTS

Stock Appreciation Rights may be granted by the Committee in Awards which are in tandem with Stock Options or freestanding.  Tandem Awards may be granted at the same time as the grant of the related Stock Option or at any time thereafter prior to the end of the exercise period for the related Stock Option.  Each Stock Appreciation Right shall specify whether it relates to Shares of Class A Stock or Class 1 Stock.

(a)           Value.  The value of each Stock Appreciation Right shall be the difference between the Fair Market Value of a Share to which the Stock Appreciation Right relates on the date of exercise of the Stock Appreciation Right and the reference amount specified in the Award, which for each Stock Appreciation Right granted in tandem with a Stock Option shall be not less than the exercise price of the related Stock Option.  The reference amount for each Stock Appreciation Right granted to a Covered Employee shall not be less than the Fair Market Value of a Share to which the Stock Appreciation Right relates on the date of grant of the Stock Appreciation Right.

(b)           Duration of Stock Appreciation Right.  The duration of each Stock Appreciation Right shall be specified.  Each tandem Stock Appreciation Right shall specify the Stock Option to which it is related and the terms and conditions under which exercise or expiration of the related Stock Option will result in automatic expiration of the related Stock Appreciation Right and the terms and conditions on which exercise or expiration of the Stock Appreciation Right will result in automatic expiration of the related Stock Option.

(c)           Exercise Terms.  Unless otherwise specified by the Committee, each Stock Appreciation Right granted under the Plan shall become exercisable in five equal annual installments commencing on the first anniversary of the date of grant.  Stock Appreciation Rights may be partially exercised from time to time during the period extending from the time they first become exercisable in accordance with the terms of the Award until the expiration of the exercise period specified in the Award.  Exercise of related Stock Options will cause the immediate automatic expiration of related Stock Appreciation Rights on the terms and conditions specified by the Committee.  The Committee may impose such additional or other limitations or conditions on the exercise of any Stock Appreciation Right as specified in the Award as it deems appropriate, including such additional or other limitations or conditions on the vesting or exercise of any Stock Appreciation Right as it deems appropriate.  A Stock Appreciation Right shall be exercised upon such notice as is required by the Committee.

7.         RESTRICTED STOCK

Shares of Restricted Stock may be granted by the Committee from time to time in its discretion to Participants subject to such terms and conditions as may be required by law or are specified in the Award, including any payment required for the Shares.  The Award will also specify whether the Shares of Restricted Stock are Class A Stock or Class 1 Stock, the availability of dividends and other distributions with respect to which Shares of Restricted Stock are entitled, and the voting rights, if any, associated with such Shares of Restricted Stock.  Restricted Stock Awards to Participants who may be Covered Employees which are intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall only be made if payout is contingent upon achievement of Performance Targets within or at the end of the Performance Period with respect to one or more Performance Criteria as specified by the Committee and the Committee certifies the extent to which any Performance Target has been satisfied and the number of Shares of Restricted Stock deliverable as a result thereof, prior to the delivery of any such Shares to Covered Employees.  In any fiscal year, the value of Restricted Stock Awards to any individual Covered Employee shall not exceed $5 million (measured by the difference between the amount of any payment for the Shares by the Participant and the Fair Market Value of the Shares on the date of the Award).

8.         OTHER STOCK-BASED AWARDS

From time to time in its discretion, the Committee may grant Other Stock-Based Awards to any Participant on such terms and conditions as may be determined by the Committee and specified in the Award.  Grants of Other Stock-Based Awards to Participants who may be Covered Employees which are intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall only be made if payout or exercise is contingent upon achievement of Performance Targets within or at the end of the Performance

Period with respect to one or more Performance Criteria as specified by the Committee and the Committee certifies the extent to which any Performance Target has been satisfied, and the number of Shares or other compensation deliverable as a result thereof, prior to the delivery of any such Shares or compensation to Covered Employees.  Any exercise of Other Stock-Based Awards shall be made upon such notice as is required by the Committee to the Company accompanied by payment in full of any exercise price for the Shares or other compensation being acquired in such form as the Committee may provide in accordance with Section 9 of the Plan, together with all applicable withholding taxes as provided in Section 10 of the Plan.  In any fiscal year, the value of Other Stock-Based Awards to any individual Covered Employee shall not exceed $5 million (measured by the difference between the amount of any payment or exercise price for the Award by the Participant and the Fair Market Value of the Shares or the Award on the date of the Award).

9.         PAYMENT FOR PURCHASE OR EXERCISE OF AWARDS

The exercise price of Stock Options and any Other Stock-Based Awards providing for exercise prices and the purchase price for any Restricted Stock or Other Stock-Based Awards providing for purchase prices shall be paid to the Company upon exercise or acquisition of such Award  in the manner which the Committee may determine which may include by (a) delivery of cash or a check in the amount of the price of the Award, (b) tendering previously acquired Shares having a Fair Market Value at the time of delivery equal to the price of the Award, (c) in the case of an Award relating to Class A Stock, delivery of irrevocable instructions to a broker or other agent acceptable to the Company to promptly sell Class A Stock received under the Award and to deliver to the Company the amount of proceeds to pay the price related to such Award, (d) in the case of an Award relating to Class 1 Stock, (i) delivery to the Company’s transfer agent for Class A Stock of any conversion notice or direction necessary to convert Class 1 Stock received under the Award into Class A Stock, and (ii) delivery of irrevocable instructions to a broker or other agent acceptable to the Company to promptly sell shares of Class A Stock received upon the conversion of the Class 1 Stock received under the Award and to deliver to the Company the amount of proceeds to pay the price related to such Award, or (e) such other method of payment as the Committee in its discretion deems appropriate, in each case together with all applicable withholding taxes as provided in Section 10.  Previously acquired Shares tendered in payment must have been owned by Participant for at least six months prior to the tender in payment of an Award.

10.       WITHHOLDING TAXES

Whenever required by law in connection with an Award, the Company shall (and whenever permitted by law in connection with an Award the Company may but is not obligated to) require the Participant to remit to the Company an amount sufficient to satisfy any federal, state and/or local income tax, foreign tax, social charge and employment withholding tax requirements prior to the delivery of any certificate or certificates for Shares or to take any other appropriate action to satisfy such withholding requirements, including any method permitted for payment under Section 9 as determined by the Committee.  To the extent permitted under such rules as the Committee may promulgate and in compliance with any requirements to avoid violations under Section 16(b) of the Exchange Act and related Rules, the Participant may satisfy such obligation in whole or in part by electing to have the Company withhold Shares from the Shares to which the Participant is otherwise entitled under the Award.

11.       PERFORMANCE CRITERIA

For each Award of Restricted Stock or Other Stock-Based Award intended to qualify as “performance based compensation” under Section 162(m) of the Code and related Rules, the Committee shall select the applicable Performance Criteria, Performance Period and Performance Target for the Award consistent with the terms of the Plan and Section 162(m).  The Committee may select Performance Criteria, Performance Periods and Performance Targets for Restricted Stock and Other Stock-Based Awards for Participants other than Covered Employees in its discretion.  The Committee shall have no discretion to increase the amount of compensation payable to Covered Employees if a Performance Target has been attained, but the Committee may adjust compensation to increase the amount, in its discretion, to any other Participant.  The Committee may adjust Performance Targets to take into account the effects of any Extraordinary Items equitably in a manner consistent with the determination of the original Award, provided, however, no such adjustment may be made with respect to any Award to a Covered Employee which is intended to qualify as “performance based compensation” unless such adjustment satisfies the requirements of Code Section 162(m) and the related Rules.

For Awards to Covered Employees which are intended to qualify as “performance based compensation” under Code Section 162(m), the Performance Target with respect to the selected Performance Criteria must be established by the Committee in advance of the deadlines applicable under Code Section 162(m) and the Rules thereunder and while the performance relating to the Performance Target remains substantially uncertain within the meaning of such Section 162(m) and Rules.  At the time the Performance Targets are established, the Committee shall provide, in terms of an objective formula or standard for each Covered Employee, the method of computing the specific amount that will represent the maximum number of Shares or amount of other compensation payable to the Participant if the Performance Target is attained.

12.       AWARDS NOT TRANSFERABLE

Unless transferability is permitted under certain conditions as determined by the Committee, no Award is transferable by the Participant other than (i) by will or the laws of descent and distribution, (ii) pursuant to a domestic relations order, or (iii) to the extent permitted under the Plan, the Award or interpretation of the Committee, by gift to family members or by gift or permitted non-cash exchange to entities beneficially owned by family members or other permitted transferees, and shall be exercisable only by the Participant, the Participant’s legal representative, or the Participant’s permitted transferees.  Shares of  Restricted Stock may not be sold or otherwise transferred until ownership vests in the Participant.

13.       GENERAL RESTRICTION ON ISSUANCE OF STOCK CERTIFICATES

The Company shall not be required to deliver any certificate upon the grant, vesting or exercise of any Award until it has been furnished with such documents as it may deem necessary to insure compliance with any law or Rules of the SEC or any other governmental authority having jurisdiction under the Plan.  Shares of Class 1 Stock will not be represented by certificates.  Certificates for shares of Class A Stock or notices of ownership for Shares delivered upon such grant or exercise shall bear legends restricting transfer or other restrictions or conditions to the extent required by law or determined by the Committee.  Each Award under the Plan is subject to the condition that, if at any time the Committee shall determine that the listing, registration or qualification of the Shares subject to such Award under any state or federal law or other applicable Rule, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of the granting of such Awards or the issue or purchase of Shares thereunder, such Awards may not vest or be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

14.       TERMINATION OF EMPLOYMENT

If the employment of a Participant terminates by reason of the Participant’s Retirement, Disability or death, any Award may be exercised or received by the Participant, the Participant’s designated beneficiary or legal representative or permitted transferee at any time on or prior to the earlier of the expiration date of the Award or the expiration of one year after the date of Retirement, Disability or death but only if, and to the extent that the Participant was entitled to exercise or receive the Award at the date of Retirement, Disability or death and subject to such other terms and conditions as may be specified in the Award and the Plan.  All Awards or any portion thereof not yet vested or exercisable on the date of Retirement, Disability or death shall become immediately vested and exercisable on the date of termination due to Retirement, Disability or death (except as otherwise provided by the Committee or an employment agreement between the Company and the Participant).  Upon termination of the Participant’s employment for any reason other than Retirement, Disability or death, any Award may be exercised or received by the Participant, the Participant’s designated beneficiary or legal representative or permitted transferee at any time on or prior to the earlier of the expiration date of the Award or the expiration of ninety days after the date of termination but only if, and to the extent that the Participant was entitled to exercise or receive the Award at the date of termination and subject to such other terms and conditions as may be specified in the Award and the Plan.  All Awards or any portion thereof not yet vested or exercisable on the date of termination other than by reason of Retirement, Disability or death shall terminate immediately on the date of termination (except as otherwise provided by the Committee or an employment agreement between the Company and the Participant).

Unless otherwise determined by the Committee, an authorized leave of absence pursuant to a written agreement or other leave entitling the Participant to reemployment in a comparable position by law or Rule shall not constitute a termination of employment for purposes of the Plan unless the Participant does not return at or before the end of the authorized leave or within the period for which re-employment is guaranteed by law or Rule.

Notwithstanding the foregoing, the Committee has the authority to prescribe different rules that apply upon the termination of employment of a particular Participant, which shall be memorialized in the Participant’s original or amended Award or similar document.

15.       ADJUSTMENT OF AWARDS

In the event of any change in the capital stock of the Company by reason of any stock dividend, stock split, recapitalization, reorganization, merger, consolidation, split-up, combination, or exchange of shares, or rights offering to purchase capital stock at a price substantially below fair market value, or of any similar change affecting the capital stock, the number and kind of shares authorized under Section 4 for the Plan (including, to the extent permitted by Code Section 162(m), the limit in Section 4 on Awards to any Participant in any fiscal year), the number and kind of shares which thereafter are subject to an Award under the Plan and the number and kind of unexercised Stock Options or Other Stock-Based Awards and the number of Shares of Restricted Stock and the price per share shall be adjusted automatically consistent with such change to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants in the Plan.

16.       NO EMPLOYMENT RIGHTS

The Plan and any Awards granted under the Plan shall not confer upon any Participant any right with respect to continuance as an employee of the Company, nor shall the Plan or such Awards interfere in any way with the right of the Company to terminate the Participant’s position as an employee or director at any time.

17.       RIGHTS AS A SHAREHOLDER

The recipient of any Award under the Plan shall have no rights as a shareholder with respect thereto unless and until certificates for the underlying Shares are issued to the recipient, except as otherwise specifically provided by the Committee.

18.       SECTION 162(m) CONDITIONS

It is the intent of the Company that all Awards that are intended to qualify as performance-based compensation under Code Section 162(m) be granted and interpreted in a manner to satisfy all applicable requirements of Code Section 162(m).  Any provision, application or interpretation of the Plan inconsistent with this intent to satisfy the standards in Code Section 162(m) shall be disregarded.  Notwithstanding anything to the contrary in the Plan, the provisions of the Plan may at any time be bifurcated by the Committee in any manner so that certain provisions of the Plan or any Award intended (or required in order) to satisfy the applicable requirements of Code Section 162(m) may be applicable only to Covered Employees.

19.       SECTION 409A CONDITIONS

This Plan is intended to comply with the requirements of Section 409A with respect to Section 409A Awards, and shall be interpreted and administered in accordance with that intent.  If any provision of the Plan would otherwise conflict with or frustrate this intent, the provision shall not apply to a Section 409A Award.  For Section 409A Awards, all rights to amend, terminate or modify the Plan or any Award, including any discretionary rights or powers the Committee may have with respect to an Award, are subject to the requirements and limitations of Section 409A.

20.       AMENDMENT AND DISCONTINUANCE

The Plan and any Award outstanding under the Plan may be amended, modified or terminated by the Committee at any time and all Awards shall be subject to the Plan, as amended from time to time, except that the Committee may not, without approval of the Participant to whom the Award was granted or his legal representative or permitted transferee adversely affect the rights of such person under such Award.  No amendment, modification, or termination of the Plan shall be effective without stockholder approval if such approval is required under applicable law or Rule or any regulation of the stock market on which the Class A Stock is traded.

21.       CHANGE IN CONTROL

(a)           Notwithstanding other provisions of the Plan, in the event of a Change in Control of the Company, all of a Participant’s Awards shall become immediately vested and exercisable or fully earned at the maximum amount, except with respect to Covered Employees for “performance based compensation” or as otherwise determined by the Committee.  Notwithstanding the foregoing, this Section 21 shall not affect the timing of payment of a Section 409A Award (including vesting if vesting affects the timing of payment) unless the Change in Control also constitutes a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A.

(b)           In the event of a Change in Control, in the discretion of the Committee, each Participant who is a Section 16 insider with respect to whom the Change in Control might result in a violation under Section 16(b) of the Exchange Act, may receive, in exchange for the surrender of the Stock Option, an amount of cash equal to the difference between the fair market value (based on the kind and amount of any securities, cash, other property or other consideration to be received with respect to each Share in the Change in Control transaction as determined by the Committee) of the Shares covered by the Award and the option price of such Shares under the Stock Option or to receive, in exchange for any other Award, an amount of cash equivalent to such fair market value had the Participant received the Shares or other compensation as intended under the Award prior to the Change in Control.

(c)           Notwithstanding the foregoing, the Plan and any Awards outstanding under the Plan shall be binding upon any successor to the Company, whether such successor is the result of a direct or indirect purchase, merger, consolidation or other acquisition of all or substantially all of the business and/or assets of the Company.

22.       PARTICIPANTS IN FOREIGN COUNTRIES.

The Committee shall have the authority to adopt such modifications, procedures, and subplans, in each case which may differ from the terms specified in this Plan, as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

23.       GOVERNING LAW

The Plan and any Award made pursuant to it shall be construed under the laws of the State of Delaware.

Dated: December 6, 2007	CONSTELLATION BRANDS, INC.

/s/ L. Denise Watson
	By:	L. Denise Watson
	Title:	Senior Vice President, Global Compensation and Benefits

Date of Stockholder Approval:  December 6, 2007

ANNEX A
TO
LONG-TERM STOCK INCENTIVE PLAN

CERTAIN DEFINITIONS

Capitalized terms used in the Plan shall have the meanings set forth below:

“Award” means any grant of Stock Options, Restricted Stock, Stock Appreciation Rights  or Other Stock-Based Award under the Plan.

“Cause” means, solely for the purposes of the Plan, gross negligence or willful misconduct or commission of a felony or an act of moral turpitude determined by the Committee to be detrimental to the best interests of the Company or, if the Participant is subject to a written agreement with the Company “cause” shall have the meaning set forth in that agreement.

“Change in Control” means:

(a)           there shall be consummated

(i)  any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which any Shares are to be converted into cash, securities or other property, provided that the consolidation or merger is not with a corporation which was a direct or indirect wholly-owned subsidiary of the Company or a parent of the Company immediately before the consolidation or merger; or

(ii)  any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or

(b)           the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

(c)           any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of 30% or more of the voting control of the Company’s then outstanding common stock, provided that such person shall not be a wholly-owned subsidiary of the Company immediately before it becomes such 30% beneficial owner of voting control; or

(d)           individuals who constitute the Company’s Board of Directors on the date hereof (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided, however, that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least three quarters of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director without objection to such nomination) shall be, for purposes of this clause (d), considered as though such person were a member of the Incumbent Board.

1

“Class A Stock” means the class A common stock, par value $.01 per share, of the Company.

“Class 1 Stock” means the class 1 common stock, par value $.01 per share, of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company” means Constellation Brands, Inc. and its Subsidiaries, except where the context indicates that only the parent company is intended.

“Committee” means the committee appointed from time to time by the Company’s Board of Directors to administer the Plan (the “Committee”).  The full Board of Directors, in its discretion, may act as the Committee under the Plan, whether or not a Committee has been appointed, and shall do so with respect to grants of Awards to non-employee directors.  The Committee may delegate to one or more members of the Committee or officers of the Company, individually or acting as a committee, any portion of its authority, except as otherwise expressly provided in the Plan.  In the event of a delegation to a member of the Committee, officer or a committee thereof, the term “Committee” as used herein shall include the member of the Committee, officer or committee with respect to the delegated authority.  Notwithstanding any such delegation of authority, the Committee comprised of members of the Board of Directors and appointed by the Board of Directors shall retain overall responsibility for the operation of the Plan.

“Covered Employee” means the Chief Executive Officer of the Company and the four other most highly compensated officers of the Company as such term is defined under the Rules promulgated under Section 162(m) of the Code and such other officers as may be designated by the Committee.

“Disability” means, unless the Committee specifies otherwise in a Participant’s Award document, a termination of employment due to the inability of a Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than six months, all as verified by a physician acceptable to, or selected by, the Committee.

“Extraordinary Items” means (a) items presented as such (or other comparable terms) on the Company’s audited financial statements, (b) extraordinary, unusual or nonrecurring items of gain or loss, (c) changes in tax or accounting laws or Rules, and (d) the effects of mergers, acquisitions, divestitures, spin offs or significant transactions, each of which are identified in the audited financial statements and notes thereto or in the “management’s discussion and analysis” of the financial statements in a period report filed with the SEC under the Exchange Act.

“Fair Market Value” of a Share means (a) with respect to a Share of Class A Stock, the closing price of the Class A Stock on the New York Stock Exchange or other national stock exchange on which the Class A Stock is actively traded for the date as reported in the Wall Street Journal, Eastern Edition or such other standard reference service as the Committee may select, and (b) with respect to a Share of Class 1 Stock, (i) the closing price of the Class A Stock on the

New York Stock Exchange or other national stock exchange on which the Class A Stock is actively traded for the date as reported in the Wall Street Journal, Eastern Edition or such other standard reference service as the Committee may select, or (ii) if the Committee shall determine that the fair market value of a share of Class A Stock is not a reasonable proxy for the fair market value of a share of Class 1 Stock, such fair market value as shall be determined by the Committee or calculated in accordance with one or more methodologies established by the Committee as such methodologies may be modified or adjusted from time to time by the Committee.

“IRS” means the Internal Revenue Service and, if the context permits, the courts interpreting the Code.

“Other Stock-Based Award” means an Award granted pursuant to Section 8 of the Plan which is subject to the terms, conditions and restrictions set forth in the instrument evidencing the Award.

“Participant” means any employee of the Company or non-employee director of the Company who has received an Award under the Plan.

“Performance Criteria” means one or more of the following performance criteria selected by the Committee with respect to any performance-based Award: (a) increases in the Fair Market Value of a share of Class A Stock, (b) shareholder value added, (c) cash flow, (d) earnings per share, (e) earnings of the Company before deducting interest, taxes, depreciation and amortization, (f) return on equity, (g) return on capital, (h) return on assets or net assets, (i) cost reduction or control, (j) operating income or net operating income, (k) operating margins/sales in one or more business segments or product lines, (l) return on operating revenue, (m) market share in one or more business segments or product lines, (n) earnings before interest and taxes, (o) units of specified products sold or depleted, (p) free cash flow, (q) sales growth, (r) capital expenditures, (s) working capital, (t) inventory, (u) cash flow from operations or (v) gross margin.  Performance criteria may be established on a corporate, divisional, business unit or consolidated basis and measured absolutely or relative to the Company’s peers.

“Performance Period” means the fiscal year or years or other period established by the Committee with respect to which the Performance Targets are set by the Committee.

“Performance Target” means one or more specific objective goal or goals (which may be cumulative or alternative) that are timely set in writing by the Committee for each Participant for the applicable Performance Period with respect to any one or more of the Performance Criteria.

“Plan” means the Long-Term Stock Incentive Plan of the Company (amended and restated as of December 6, 2007), as amended from time to time.

“Restricted Stock” means Shares granted pursuant to Section 7 of the Plan which are subject to the terms, conditions and restrictions set forth in the instrument evidencing the Award.

“Retirement” means a termination of employment by an employee who is at least 60 years of age and after at least 10 years of service with the Company.  For an individual who becomes employed by the Company in connection with a business acquisition (regardless of the form of the transaction), service shall include the individual’s service with the acquired business, unless the Committee determines otherwise.

“Rules” means rules, regulations and interpretations issued by the governmental authority charged with administering any law and any judicial interpretations applicable thereto.

“SEC” means the Securities and Exchange Commission.

“Section 409A” means Code Section 409A and the regulations and guidance issued thereunder.

“Section 409A Award” means an Award that is subject to and intended to comply with the requirements of Section 409A.

“Shares” means shares of Class A Stock or Class 1 Stock and, with respect to any particular Award, means the shares of Class A Stock or shares of Class 1 Stock to which such Award relates.

“Stock Option” means any nonqualified Stock Option granted pursuant to Section 5 of the Plan which is subject to the terms, conditions and restrictions set forth in the instrument evidencing the Award and the Plan.

“Subsidiaries” means (a) all corporations of which at least fifty percent of the voting stock is owned by the Company directly or through one or more corporations at least fifty percent of whose voting stock is so owned, and (b) partnerships or other entities in which the Company has, either directly or indirectly, at least a fifty percent interest in the capital or profits.

Other terms:  Any other terms used in the Plan which are defined in Sections 83, 162(m), 409A or 421 of the Internal Revenue Code as amended, or the Rules thereunder or corresponding provisions of subsequent laws and Rules in effect at the time Awards are made under the Plan, shall have the meanings set forth in such laws or Rules.